UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 8, 2025

Stellus Private Credit BDC

(Exact name of registrant as specified in its charter)

Delaware	000-56378	87-6878660
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification Number)

4400 Post Oak Parkway, Suite 2200
Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 292-5400

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On October 2, 2025, Stellus Private Credit BDC (the “Company”) entered into Amendment No. 2 to Loan Financing and Servicing Agreement (the “Second Amendment”), by and among Stellus Private Credit BDC SPV LLC (“Stellus SPV”), as borrower (the “Borrower”), the Company, as servicer, Deutsche Bank AG, New York Branch (“Deutsche Bank”), as facility agent, agent and a committed lender, which amends that certain Loan Financing and Servicing Agreement, dated as of August 1, 2024 (as further amended and restated, supplemented or otherwise modified from time to time prior to the Second Amendment, the “Existing Agreement”, and the Existing Agreement as amended by the Second Amendment, the “Loan Agreement”), by and among the Borrower, the Company, as equityholder and servicer, Deutsche Bank, as facility agent, Citibank, N.A., as collateral agent and collateral custodian, Alter Domus (US) LLC, as collateral administrator, and the lenders and other agents that are party thereto from time to time. The Second Amendment amended the Existing Agreement to, among other things, (i) increase the commitment from $50 million to $75 million, (ii) reduce the applicable margin rate on Advances under the Loan Agreement to a range of 2.00% to 2.35%, (iii) extend the Revolving Period to October 2, 2028, and (iv) extend the maturity date to October 2, 2031.

Capitalized terms under this Item 1.01, unless otherwise defined herein, have the meaning ascribed to them under the Loan Agreement. The description above is only a summary of the material provisions of the Second Amendment and is qualified in its entirety by reference to the copy of the Second Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.01	Amendment No. 2 to Loan Financing and Servicing Agreement, dated as of October 2, 2025, by and among Stellus Private Credit BDC SPV LLC, as borrower, the Company, as servicer, Deutsche Bank AG, New York Branch, as facility agent, agent and a committed lender.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Stellus Private Credit bdc

Date: October 8, 2025	By:	/s/ W. Todd Huskinson
		Name:	W. Todd Huskinson
		Title:	Chief Financial Officer, Chief Operating Officer and Secretary